UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07702

 Value Line Asset Allocation Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd  Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: March 31, 2009

Date of reporting period: March 31, 2009

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/09 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	A N N U A L R E P O R T
M a r c h 3 1 , 2 0 0 9

DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
	Boston, MA 02110	Value Line Asset Allocation Fund, Inc.

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Emily D. Washington
Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00063838

Value Line Asset Allocation Fund, Inc.

To Our Value Line Asset

To Our Shareholders (unaudited):

Key to the Fund’s long-term success is our disciplined investment strategy. We invest only in stocks showing strong earnings momentum and stock price momentum, relative to other stocks. When that momentum lags, we are quick to sell, replacing the issue with one showing superior momentum. Put another way, we continually search for stocks where investor psychology is improving, rather than deteriorating. This discipline has allowed your Fund to largely avoid the worst pitfalls of the market, such as the recent problems in the financial services sector.

The Value Line Asset Allocation Fund recorded a loss of 29.6% in the fiscal year ended March 31, 2009. That compared with a loss of 38.1% for the Standard & Poor’s 500 Stock Index(1) and a total return of 1.78% for the Barclays Government/Credit Bond Index. (2)

Yet another way we reduce risk is through wide diversification. The Fund holds about 225 stocks across many different industries. We invest less than ¼ of 1% of assets in any new holding. A wide variety of company sizes is represented, too. Large-capitalization stocks make up about 40% of the portfolio; mid-cap, 50%; and small-cap, 10%.

Asset allocation of the Fund is determined by Value Line’s proprietary stock market and bond market models, which monitor a variety of financial and economic variables. Stock allocation during the latest 12-month period varied between 65% and 80% of assets, with bonds at 10% to 20%, and cash at 3% to 15%. In the fall, we deployed cash to both stocks and bonds. The Fund’s stock allocation was raised to the higher end of the range in response to the market’s sharp decline. We also made investments in the corporate bond market to take advantage of increased yields, staying with high-quality issues as always.

We pledge to maintain our disciplined investment strategy, which has been spearheaded by the same senior portfolio manager since the Fund’s inception in 1993. Thank you for investing with us.

Sincerely,

/s/ Mitchell Appel

Mitchell Appel, President

May 26, 2009

(1)
The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

(2)
The Barclays Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

Value Line Asset Allocation Fund, Inc.

Allocation Fund Shareholders

Economic Observations (unaudited)

The recession is in full bloom, having hit this country with its worst business setback in several generations. Meanwhile, the downturn has spread overseas with ferocity creating a global crisis.

The current situation is traceable to several events, beginning with the sharp declines in housing construction, home sales, and real estate prices. We also have seen a reduction in credit availability, a high level of bank failures, rising foreclosure rates, increasing unemployment, a contraction in auto activity, and declines in manufacturing and nonmanufacturing. These developments are consistent with a deep and prolonged recession. As 2009 proceeds, we are facing a serious worldwide contraction that will at best end by late this year. Government reaction to this global upheaval is likely to involve attempts to foster major infrastructure rebuilding and stabilize employment. It is hoped that such efforts will shorten the downturn’s duration and reduce its severity.

Meanwhile,inflation,which had earlier moved sharply higher in this country due to dramatic increases in oil, food, and commodity prices, has moderated noticeably, thanks to more recent declines in energy prices. Our expectation is that absent a more potent long-term business expansion than we now project, inflation should remain in check for the most part over the next year or so. In fact, there is the possibility that we could see selective deflation along the way, especially if consumer demand falters much further. By early next decade, however, the massive governmental efforts being undertaken may result in somewhat higher inflation.

Value Line Asset Allocation Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the Barclays Capital Government/Credit Bond Index and the S&P 500 Index. The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the
Value Line Asset Allocation Fund, Inc.,
Barclays Capital Government/Credit Bond Index and the S&P 500 Index*

*	The Standard & Poor’s 500 Index is representative of the large capitalization stocks traded in the United States.

The Barclays Capital Government/Credit Bond Index represents the U.S. Bond Market, with issues having an average maturity of 9.8 years.

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 3/31/09	(29.62)%	$7,038
5 years ended 3/31/09	(0.96)%	$9,529
10 years ended 3/31/09	1.30%	$11,375

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 through March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/08	Ending account value 3/31/09	Expenses paid during period 10/1/08 thru 3/31/09*
Actual	$1,000.00	$760.80	$5.84
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69

*
Expenses are equal to the Fund’s annualized expense ratio of 1.33% multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Asset Allocation Fund, Inc.

Portfolio Highlights at March 31, 2009 (unaudited)

Ten Largest Equity Holdings

Issue	Shares	Value	Percentage of Net Assets
XTO Energy, Inc.	29,582	$905,801	1.4%
Praxair, Inc.	11,400	$767,106	1.2%
C.H. Robinson Worldwide, Inc.	16,000	$729,760	1.1%
Range Resources Corp.	17,500	$720,300	1.1%
AMETEK, Inc.	22,500	$703,575	1.1%
Gilead Sciences, Inc.	14,600	$676,272	1.1%
Bard (C.R.), Inc.	8,000	$637,760	1.0%
Southwestern Energy Co.	20,000	$593,800	0.9%
Express Scripts, Inc.	12,400	$572,508	0.9%
DENTSPLY International, Inc.	20,000	$537,000	0.8%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Asset Allocation Fund, Inc.

Schedule of Investments	March 31, 2009

Shares		Value
COMMON STOCKS (78.9%)

	AEROSPACE/DEFENSE (3.9%)
3,000	Alliant Techsystems, Inc. *	$200,940
12,000	BE Aerospace, Inc. *	104,040
5,300	Esterline Technologies Corp. *	107,007
4,000	Goodrich Corp.	151,560
3,500	L-3 Communications Holdings, Inc.	237,300
3,000	Lockheed Martin Corp.	207,090
12,750	Moog, Inc. Class A *	291,592
3,500	Northrop Grumman Corp.	152,740
12,200	Orbital Sciences Corp. *	145,058
8,800	Precision Castparts Corp.	527,120
5,000	Raytheon Co	194,700
5,400	Teledyne Technologies, Inc. *	144,072
		2,463,219

	APPAREL (1.1%)
12,800	Guess?, Inc.	269,824
9,000	Phillips-Van Heusen Corp.	204,120
4,200	VF Corp.	239,862
		713,806

	AUTO PARTS (0.8%)
8,600	BorgWarner, Inc.	174,580
3,300	Eaton Corp.	121,638
14,000	LKQ Corp. *	199,780
		495,998

	BANK (1.1%)
16,800	Banco Bilbao Vizcaya Argentaria, S.A. ADR	136,584
11,000	Bank of Hawaii Corp.	362,780
12,000	Wells Fargo & Co.	170,880
		670,244

	BANK - CANADIAN (0.2%)
5,500	Bank of Nova Scotia	134,860

	BANK - MIDWEST (1.1%)
12,679	Commerce Bancshares, Inc.	460,248
4,000	Northern Trust Corp.	239,280
		699,528

Shares		Value

	BIOTECHNOLOGY (0.3%)
4,000	Techne Corp.	$218,840

	BUILDING MATERIALS (0.9%)
6,000	Fluor Corp.	207,300
10,000	Jacobs Engineering Group, Inc. *	386,600
		593,900

	CABLE TV (0.6%)
8,000	Rogers Communications, Inc. Class B	182,640
14,000	Shaw Communications, Inc. Class B	212,100
		394,740

	CHEMICAL - BASIC (0.4%)
5,000	Agrium, Inc	178,950
7,000	Celanese Corp. Series A	93,590
		272,540

	CHEMICAL - DIVERSIFIED (1.0%)
4,000	Air Products & Chemicals, Inc.	225,000
5,000	Monsanto Co.	415,500
		640,500

	CHEMICAL - SPECIALTY (3.4%)
10,000	Airgas, Inc.	338,100
6,000	Ecolab, Inc.	208,380
4,400	Lubrizol Corp. (The)	149,644
4,600	Mosaic Co. (The)	193,108
11,400	Praxair, Inc.	767,106
4,000	Sherwin-Williams Co. (The)	207,880
8,400	Sigma-Aldrich Corp.	317,436
		2,181,654

	COMPUTER SOFTWARE & SERVICES (2.0%)
7,300	Accenture Ltd. Class A	200,677
19,000	ANSYS, Inc. *	476,900
8,000	Concur Technologies, Inc. *	153,520
2,500	Equinix, Inc. *	140,375
5,400	Infosys Technologies Ltd. ADR	143,802
5,000	Sybase, Inc. *	151,450
		1,266,724

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2009

Shares		Value
	DIVERSIFIED COMPANIES (3.4%)
6,600	Acuity Brands, Inc.	$148,764
22,500	AMETEK, Inc.	703,575
8,200	Barnes Group, Inc.	87,658
5,200	Brink’s Co. (The)	137,592
4,700	Danaher Corp.	254,834
4,400	Honeywell International, Inc.	122,584
8,000	ITT Corp.	307,760
5,000	United Technologies Corp.	214,900
3,500	Valmont Industries, Inc.	175,735
		2,153,402
	DRUG (4.1%)
9,000	Alexion Pharmaceuticals, Inc. *	338,940
4,800	Allergan, Inc.	229,248
4,800	Celgene Corp. *	213,120
7,000	Covance, Inc. *	249,410
14,600	Gilead Sciences, Inc. *	676,272
7,800	Immucor, Inc. *	196,170
4,800	Novo Nordisk A/S ADR	230,304
10,000	Pharmaceutical Product Development, Inc.	237,200
6,000	Teva Pharmaceutical Industries Ltd. ADR	270,300
		2,640,964
	E-COMMERCE (0.2%)
4,500	Salesforce.com, Inc. *	147,285

	EDUCATIONAL SERVICES (1.7%)
4,700	Blackboard, Inc. *	149,178
2,600	DeVry, Inc.	125,268
4,200	ITT Educational Services, Inc. *	509,964
1,600	Strayer Education, Inc.	287,792
		1,072,202

	ELECTRICAL EQUIPMENT (1.5%)
6,600	Cooper Industries Ltd. Class A	170,676
10,800	FLIR Systems, Inc. *	221,184
7,200	General Cable Corp. *	142,704
6,400	Thomas & Betts Corp. *	160,128
2,000	Trimble Navigation Ltd. *	30,560
3,200	W.W. Grainger, Inc.	224,576
		949,828

	ELECTRICAL UTILITY-CENTRAL (0.8%)
2,700	Entergy Corp.	183,843

Shares		Value
5,200	ITC Holdings Corp.	$226,824
3,000	Wisconsin Energy Corp.	123,510
		534,177

	ELECTRICAL UTILITY - EAST (1.5%)
7,000	Exelon Corp.	317,730
4,500	FirstEnergy Corp.	173,700
4,000	NSTAR	127,520
5,200	PPL Corp.	149,292
6,000	Public Service Enterprise Group, Inc.	176,820
		945,062

	ELECTRONICS (1.2%)
14,000	Amphenol Corp. Class A	398,860
7,400	Harris Corp.	214,156
8,700	MEMC Electronic Materials, Inc. *	143,463
		756,479

	ENVIRONMENTAL (1.5%)
15,000	Republic Services, Inc.	257,250
8,600	Stericycle, Inc. *	410,478
10,500	Waste Connections, Inc. *	269,850
		937,578

	FINANCIAL SERVICES - DIVERSIFIED (2.5%)
4,000	Affiliated Managers Group, Inc. *	166,840
3,300	BlackRock, Inc.	429,132
9,700	Eaton Vance Corp	221,645
2,600	Franklin Resources, Inc.	140,062
2,753	Loews Corp.	60,841
8,700	ProAssurance Corp. *	405,594
6,800	T. Rowe Price Group, Inc.	196,248
		1,620,362

	FOOD PROCESSING (2.3%)
2,600	Bunge Ltd.	147,290
13,300	Flowers Foods, Inc.	312,284
2,300	General Mills, Inc.	114,724
4,400	H.J. Heinz Co.	145,464
7,200	Hormel Foods Corp.	228,312
7,500	McCormick & Company, Inc.	221,775
2,500	Ralcorp Holdings, Inc. *	134,700
5,000	TreeHouse Foods, Inc. *	143,950
		1,448,499

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments

Shares		Value
	GROCERY (0.3%)
7,700	Ruddick Corp.	$172,865

	HOTEL/GAMING (1.1%)
6,000	Bally Technologies, Inc. *	110,520
17,200	Penn National Gaming, Inc. *	415,380
9,000	WMS Industries, Inc. *	188,190
		714,090
	HOUSEHOLD PRODUCTS (0.9%)
6,400	Church & Dwight Co., Inc.	334,272
3,000	Energizer Holdings, Inc. *	149,070
2,200	Procter & Gamble Co. (The)	103,598
		586,940
	HUMAN RESOURCES (0.5%)
7,000	Watson Wyatt Worldwide, Inc. Class A	345,590

	INDUSTRIAL SERVICES (3.1%)
5,200	Brink’s Home Security Holdings, Inc. *	117,520
16,000	C.H. Robinson Worldwide, Inc.	729,760
17,100	Corrections Corp. of America *	219,051
10,600	EMCOR Group, Inc. *	182,002
6,500	FTI Consulting, Inc. *	321,620
10,400	Geo Group, Inc. (The) *	137,800
9,000	Quanta Services, Inc. *	193,050
4,200	Stanley, Inc. *	106,638
		2,007,441
	INFORMATION SERVICES (1.2%)
5,400	Alliance Data Systems Corp. *	199,530
5,500	Dun & Bradstreet Corp. (The)	423,500
15,400	Nuance Communications, Inc. *	167,244
		790,274
	INSURANCE - LIFE (0.4%)
6,300	AFLAC, Inc.	121,968
5,464	MetLife, Inc.	124,415
678	Reinsurance Group of America, Inc.	21,961
		268,344
	INSURANCE - PROPERTY & CASUALTY (0.8%)
4,500	ACE Ltd.	181,800
3,900	Arch Capital Group Ltd. *	210,054
7,000	Sun Life Financial, Inc.	125,020
		516,874

Shares		Value
	INTERNET (0.9%)
3,700	Amazon.com, Inc. *	$271,728
9,000	Atheros Communications, Inc. *	131,940
500	Google, Inc. Class A *	174,030
		577,698
	MACHINERY (3.3%)
7,000	Bucyrus International, Inc.	106,260
3,600	Caterpillar, Inc.	100,656
5,900	Curtiss-Wright Corp.	165,495
4,800	Deere & Co.	157,776
3,500	Flowserve Corp.	196,420
9,400	Foster Wheeler AG *	164,218
6,000	Gardner Denver, Inc. *	130,440
11,250	IDEX Corp.	246,038
5,000	Kaydon Corp.	136,650
7,000	Lennox International, Inc.	185,220
9,600	Roper Industries, Inc.	407,520
5,000	Snap-on, Inc.	125,500
		2,122,193
	MARITIME (0.4%)
9,400	Kirby Corp.*	250,416
	MEDICAL SERVICES (0.7%)
3,000	Amedisys, Inc. *	82,470
4,600	Fresenius Medical Care AG & Co. KGaA ADR	178,020
3,500	Laboratory Corporation of America Holdings *	204,715
		465,205
	MEDICAL SUPPLIES (6.4%)
8,000	Bard (C.R.), Inc.	637,760
5,300	Baxter International, Inc.	271,466
5,000	Becton, Dickinson & Co.	336,200
20,000	DENTSPLY International, Inc.	537,000
3,000	Edwards Lifesciences Corp. *	181,890
2,700	Haemonetics Corp. *	148,716
5,700	Henry Schein, Inc. *	228,057
7,000	IDEXX Laboratories, Inc. *	242,060
12,000	Illumina, Inc. *	446,880
3,800	Intuitive Surgical, Inc. *	362,368
8,000	Owens & Minor, Inc.	265,040
4,300	Stryker Corp.	146,372
4,300	Varian Medical Systems, Inc. *	130,892
4,600	West Pharmaceutical Services, Inc.	150,926
		4,085,627

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2009

Shares		Value
	NATURAL GAS - DISTRIBUTION (0.7%)
4,400	AGL Resources, Inc.	$116,732
4,600	South Jersey Industries, Inc.	161,000
8,100	UGI Corp.	191,241
		468,973
	NATURAL GAS - DIVERSIFIED (2.7%)
2,300	EOG Resources, Inc.	125,948
6,400	Penn Virginia Corp.	70,272
20,000	Southwestern Energy Co. *	593,800
29,582	XTO Energy, Inc.	905,801
		1,695,821
	OILFIELD SERVICES/EQUIPMENT (0.7%)
6,400	AZZ, Inc. *	168,896
5,200	Bristow Group, Inc. *	111,436
3,500	Exterran Holdings, Inc. *	56,070
7,000	Superior Energy Services, Inc. *	90,230
3,000	Willbros Group, Inc. *	29,100
		455,732
	PACKAGING & CONTAINER (0.8%)
7,000	AptarGroup, Inc.	217,980
4,400	CLARCOR, Inc.	110,836
4,600	Greif, Inc. Class A	153,134
		481,950
	PETROLEUM - INTEGRATED (0.3%)
3,300	Total S.A. ADR	161,898
	PETROLEUM – PRODUCING (1.4%)
17,500	Range Resources Corp.	720,300
9,500	Tenaris S.A. ADR	191,615
		911,915
	PHARMACY SERVICES (1.7%)
7,000	CVS Caremark Corp.	192,430
12,400	Express Scripts, Inc. *	572,508
7,600	Medco Health Solutions, Inc. *	314,184
		1,079,122

Shares		Value
	POWER (0.2%)
10,600	Covanta Holding Corp. *	$138,754
	PRECISION INSTRUMENT (1.2%)
12,000	Thermo Fisher Scientific, Inc. *	428,040
3,600	Triumph Group, Inc.	137,520
4,400	Waters Corp. *	162,580
5,600	Woodward Governor Co.	62,608
		790,748
	RAILROAD (1.4%)
3,300	Burlington Northern Santa Fe Corp.	198,495
6,400	Canadian National Railway Co.	226,880
5,200	Canadian Pacific Railway Ltd.	154,076
11,400	Kansas City Southern *	144,894
5,400	Norfolk Southern Corp.	182,250
		906,595
	RECREATION (0.3%)
8,000	Marvel Entertainment, Inc. *	212,400
	RESTAURANT (0.8%)
4,800	McDonald’s Corp.	261,936
9,400	Yum! Brands, Inc.	258,312
		520,248
	RETAIL – AUTOMOTIVE (1.1%)
2,200	AutoZone, Inc. *	357,764
7,000	Copart, Inc. *	207,620
4,000	O’Reilly Automotive, Inc. *	140,040
		705,424
	RETAIL – SPECIAL LINES (1.6%)
8,500	Aeropostale, Inc. *	225,760
6,500	Buckle, Inc. (The)	207,545
12,000	GameStop Corp. Class A *	336,240
9,000	TJX Companies, Inc. (The)	230,760
		1,000,305
	RETAIL STORE (0.6%)
4,200	Costco Wholesale Corp.	194,544
11,000	Nordstrom, Inc.	184,250
		378,794

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments

Shares		Value
	SECURITIES BROKERAGE (0.8%)
1,700	Goldman Sachs Group, Inc. (The)	$180,234
1,700	Intercontinental Exchange, Inc. *	126,599
9,450	Raymond James Financial, Inc.	186,165
		492,998

	SHOE (0.6%)
2,500	Deckers Outdoor Corp. *	132,600
5,400	NIKE, Inc. Class B	253,206
		385,806

	TELECOMMUNICATION SERVICES (1.6%)
12,000	American Tower Corp. Class A *	365,160
9,000	Crown Castle International Corp. *	183,690
5,000	Mobile TeleSystems ADR	149,600
3,000	Telefonica S.A. ADR	178,860
13,000	TW Telecom, Inc. *	113,750
		991,060

	TELECOMMUNICATIONS EQUIPMENT (0.2%)
5,900	Comtech Telecommunications Corp.*	146,143

	THRIFT (0.6%)
30,457	Hudson City Bancorp, Inc.	356,042

	TOBACCO (0.3%)
4,300	British American Tobacco PLC ADR	197,800

	TOILETRIES & COSMETICS (0.3%)
3,000	Chattem, Inc.*	168,150

	TRUCKING (0.8%)
8,400	Hunt (J.B.) Transport Services, Inc.	202,524
9,400	Landstar System, Inc.	314,618
		517,142

Shares		Value
	WIRELESS NETWORKING (0.7%)
3,000	Itron, Inc. *	$142,050
12,000	SBA Communications Corp. Class A *	279,600
		421,650
	TOTAL COMMON STOCKS (Cost $55,705,094)	50,441,418

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1%)

$674,374	Federal Home Loan Mortgage Corp., Gold PC Pool# J03316, 5.00%, 9/1/21	700,773
1,000,000	Federal National Mortgage Association, 3.00%, 1/14/11	1,000,726
1,400,470	Federal National Mortgage Association, 5.00%, 11/1/34	1,448,502
1,381,237	Government National Mortgage Association, 5.50%, 1/15/36	1,439,874
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,402,198)	4,589,875

CORPORATE BONDS & NOTES (6.6%)

	COMPUTER SOFTWARE & SERVICES (1.7%)
1,000,000	Hewlett-Packard Co., Global Notes, 6.13%, 3/1/14	1,064,953

	ELECTRICAL EQUIPMENT (1.5%)
1,000,000	General Electric Capital Corp., 5.20%, 2/1/11	996,143

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2009

Principal Amount		Value
	TELECOMMUNICATION SERVICES (3.4%)
1,000,000	BellSouth Corp., 5.20%, 9/15/14	$1,005,716
1,000,000	Verizon Communications, Inc., 8.75%, 11/1/18	1,144,408
		2,150,124

	TOTAL CORPORATE BONDS & NOTES (Cost $3,951,130)	4,211,220

	TOTAL INVESTMENT SECURITIES (92.6%) (Cost $64,058,422)	59,242,513

SHORT-TERM INVESTMENTS (6.9%)

	U.S. TREASURY OBLIGATIONS (6.3%)
4,000,000	United States Treasury Bill, 0.13%, 4/23/09 (1)	3,999,976

	REPURCHASE AGREEMENTS (0.6%)
400,000	With Morgan Stanley, 0.06%, dated 3/31/09, due 4/1/09, delivery value $400,001 (collateralized by $410,000 U.S. Treasury Notes 1.125%, due 12/15/11, with a value of $412,560)	400,000

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,399,976)	4,399,976

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)		300,317

NET ASSETS (100%)		$63,942,806

Principal Amount	Value
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($63,942,806 ÷ 4,643,767 shares outstanding)	$13.77

*	Non-income producing.

(1)	The rate shown on discount securities represents the yield or rate as of March 31, 2009.

ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Assets and Liabilities
at March 31, 2009

Assets:
Investment securities, at value (Cost - $68,058,398)	$63,242,489
Repurchase agreements (Cost - $400,000)	400,000
Cash	113,191
Interest and dividends receivable	136,469
Receivable for securities sold	107,626
Prepaid expenses	19,286
Receivable for capital shares sold	12,160
Total Assets	64,031,221

Liabilities:
Payable for capital shares repurchased	1,169
Accrued expenses:
Advisory fee	34,159
Service and distribution plan fees	7,908
Directors’ fees and expenses	2,569
Other	42,610
Total Liabilities	88,415
Net Assets	$63,942,806

Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000, outstanding 4,643,767 shares)	$4,644
Additional paid-in capital	73,032,956
Undistributed net investment income	501,008
Accumulated net realized loss on investments and foreign currency	(4,779,893)
Net unrealized depreciation of investments	(4,815,909)
Net Assets	$63,942,806

Net Asset Value, Offering and Redemption Price per Outstanding Share ($63,942,806 ÷ 4,643,767 shares outstanding)	$13.77

Statement of Operations
for the Year Ended March 31, 2009

Investment Income:
Interest	$888,629
Dividends (net of foreign withholding tax of $21,985)	857,751
Total Income	1,746,380

Expenses:
Advisory fee	685,904
Service and distribution plan fees	263,809
Auditing and legal fees	80,799
Custodian fees	78,873
Printing and postage	54,704
Transfer agent fees	35,945
Registration and filing fees	31,208
Directors’ fees and expenses	10,606
Insurance	10,260
Other	952
Total Expenses Before Custody Credits and Fees Waived	1,253,060
Less: Service and Distribution
Plan Fees Waived	(5,230)
Less: Custody Credits	(10,781)
Net Expenses	1,237,049
Net Investment Income	509,331

Net Realized and Unrealized Gain/ (Loss) on Investments and Foreign Exchange Transactions:
Net Realized Loss	(4,788,120)
Change in Net Unrealized Appreciation/(Depreciation)	(32,422,421)
Net Realized Loss and Change in Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Exchange Transactions	(37,210,541)
Net Decrease in Net Assets from Operations	$(36,701,210)

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Changes in Net Assets for the Years Ended March 31, 2009 and 2008

	Year Ended March 31, 2009	Year Ended March 31, 2008
Operations:
Net investment income	$509,331	$847,456
Net realized gain/(loss) on investments and foreign currency	(4,788,120)	5,780,574
Change in net unrealized appreciation/(depreciation)	(32,422,421)	(4,149,003)
Net increase/(decrease) in net assets from operations	(36,701,210)	2,479,027

Distributions to Shareholders:
Net investment income	(323,833)	(1,033,429)
Net realized gain from investment transactions	(2,266,278)	(10,187,862)
Total Distributions	(2,590,111)	(11,221,291)

Capital Share Transactions:
Proceeds from sale of shares	10,553,258	28,044,951
Proceeds from reinvestment of dividends and distributions to shareholders	2,520,828	11,000,342
Cost of shares repurchased	(45,745,544)	(24,611,103)
Net increase/(decrease) in net assets from capital share transactions	(32,671,458)	14,434,190
Total Increase/(Decrease) in Net Assets	(71,962,779)	5,691,926

Net Assets:
Beginning of year	135,905,585	130,213,659
End of year	$63,942,806	$135,905,585
Undistributed net investment income, at end of year	$501,008	$323,713

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

1.	Significant Accounting Policies

Value Line Asset Allocation Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management, LLC (the “Adviser”), deems appropriate. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities market or the specific issuer.

(B) Fair Value Measurements: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Value Line Asset Allocation Fund, Inc.

March 31, 2009

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$50,441,418	—
Level 2 - Other Significant Observable Inputs	13,201,071	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$63,642,489	—

*	Other financial instruments include futures, forwards and swap contracts.

For the year ended March 31, 2009, there were no Level 3 investments.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

2.	Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended March 31, 2009	Year Ended March 31, 2008
Shares sold	542,267	1,253,476
Shares issued to shareholders in reinvestment of dividends and distributions	176,529	508,804
Shares repurchased	(2,765,153)	(1,117,757)
Net increase/(decrease)	(2,046,357)	644,523
Dividends per share from net investment income	$0.0681	$0.1668
Dividends per share from net realized gains	$0.4765	$1.6426

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Year Ended March 31, 2009
Purchases:
U.S. Government Agency Obligations	$3,940,350
Other Investment Securities	14,641,910
Total Purchases	$18,582,260
Sales:
U.S. Government Agency Obligations	$15,862,710
Other Investment Securities	24,361,221
Total Sales	$40,223,931

Value Line Asset Allocation Fund, Inc.

March 31, 2009

4.	Income Taxes

At March 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$68,458,487
Gross tax unrealized appreciation	$9,554,938
Gross tax unrealized depreciation	(14,370,936)
Net tax unrealized depreciation on investments	$(4,815,998)
Undistributed ordinary income	$501,008
Capital loss carryforward, expires March 31, 2017	$(448,020)

During the year ended March 31, 2009, as permitted under federal income tax regulations, the Fund elected to defer $4,331,784 of post-October net capital losses to the next taxable year.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the capital losses before they expire.

Net unrealized gain (loss) differs for financial statement purposes primarily due to differing treatments of wash sales.

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $8,203 and increased accumulated net realized gain on investments by $8,203. These reclassifications were primarily due to differing treatments of paydown gain/losses, foreign currency gain/losses and distribution redesignations for tax purposes. Net assets were not affected by this reclassification.

The tax composition of dividends paid during the years ended March 31, 2009 and March 31, 2008 is as follows:

	March 31, 2009	March 31, 2008
Ordinary income	$323,809	$1,033,429
Long-term capital gains	2,266,302	10,187,862
	$2,590,111	$11,221,291

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into EULAV Asset Management, LLC (“EULAV”), a newly formed, wholly-owned subsidiary. As part of the reorganization, each advisory agreement was transferred from Value Line to EULAV and EULAV replaced Value Line as the Fund’s investment adviser. The portfolio managers, who are now employees of EULAV, have not changed as a result of the reorganization.

An advisory fee of $685,904 was paid or payable to Value Line or EULAV for the year ended March 31, 2009. The fee was computed at an annual rate of 0.65 of 1% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

The Fund bears all other costs and expenses. The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the “Distributor”), a wholly-owned subsidiary of Value Line, for advertising,

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended March 31, 2009, fees amounting to $263,809 before fee waivers, were accrued under the Plan. Effective February 28, 2009, the Distributor contractually agreed to waive 0.10% of the Fund’s 12b-1 fee for the period March 1, 2009 to July 31, 2010. For the year ended March 31, 2009, the fees waived amounted to $5,230. The Distributor has no right to recoup prior waivers.

For the year ended March 31, 2009, the Fund’s expenses were reduced by $10,781 under a custody credit arrangement with the custodian.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a director of the Fund. At March 31, 2009, the Adviser, and/or affiliated companies including the Value Line Profit Sharing and Savings Plan, owned 112,668 shares of the Fund representing 2.43% of the outstanding shares. In addition, the officers and director of the Fund as a group owned 507 shares, representing less than 1% of the outstanding shares.

6.	Other

By letter dated June 15, 2005, the staff of the Northeast Regional Office of the Securities and Exchange Commission (“SEC”) informed Value Line that it was conducting an investigation in the matter of Value Line Securities, Inc. (“VLS”). Value Line has supplied numerous documents to the SEC in response to its requests and various individuals, including employees and former employees of Value Line, directors of the Fund and others, have provided testimony to the SEC. On May 8, 2008, the SEC issued a formal order of private investigation regarding whether VLS’ brokerage charges and related expense reimbursements from the Value Line Funds (“Funds”) during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the boards of directors and shareholders of the Funds. Thereafter, certain officers of Value Line, who are former officers of the Funds, asserted their constitutional privilege not to provide testimony. Value Line has informed the Funds that it believes that the SEC has completed the fact finding phase of its investigation and Value Line will seek to settle this matter with the SEC. Although management of Value Line cannot determine the effect that the investigation will have on Value Line’s financial statements, it believes that any settlement is likely to be material to it and has informed the Funds of its belief, in light of settlement discussions to date, that there are no loss contingencies that should be accrued or disclosed in the Fund’s financial statements and that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or VLS to perform their respective contracts with the Fund.

7.	Subsequent Event

On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc.

Value Line Asset Allocation Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended March 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$20.31	$21.54	$22.11	$20.48	$19.05
Income from investment operations:
Net investment income	0.13	0.13	0.19	0.11	0.06
Net gains or (losses) on securities (both realized and unrealized)	(6.13)	0.45	0.77	3.37	1.40
Total from investment operations	(6.00)	0.58	0.96	3.48	1.46

Less distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.16)	(0.09)	(0.03)
Distributions from net realized gains	(0.47)	(1.64)	(1.37)	(1.76)	—
Total distributions	(0.54)	(1.81)	(1.53)	(1.85)	(0.03)
Net asset value, end of year	$13.77	$20.31	$21.54	$22.11	$20.48

Total return	(29.62)%	2.18%	4.62%	17.61%	7.68%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$63,943	$135,906	$130,214	$142,394	$127,853
Ratio of expenses to average net assets(1)	1.19%	1.10%	1.11%	1.14%	1.13%
Ratio of expenses to average net assets(2)	1.17%	1.09%	1.11%	1.14%	1.13%
Ratio of net investment income to average net assets	0.49%	0.61%	0.82%	0.52%	0.28%
Portfolio turnover rate	20%	25%	37%	45%	65%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the waiver of a portion of the service and distribution plan fees by the Distributor, would have been 1.18% and 1.09% for the years ended March 31, 2009 and 2008, respectively, and would have been unchanged for the years ended 2007, 2006 and 2005.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Asset Allocation Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Asset Allocation Fund, Inc. (the “Fund”) at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 29, 2009

Value Line Asset Allocation Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory Agreement for the Value Line Asset Allocation Fund, Inc. (unaudited)

March 31, 2009 Annual Report

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not interested persons of Value Line Asset Allocation Fund (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC1 (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional mixed-asset target allocation growth funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 On June 30, 2008, Value Line, Inc., the Fund’s former investment adviser, reorganized its investment management division into EULAV Asset Management, LLC, a newly formed wholly-owned subsidiary located at 220 East 42nd Street, New York, NY 10017. As part of the reorganization, the Fund’s investment advisory agreement was transferred from Value Line, Inc. to EULAV Asset Management, LLC, and EULAV Asset Management, LLC replaced Value Line, Inc. as the Fund’s investment adviser. For periods prior to June 30, 2008, the term “Adviser” refers to Value Line, Inc.

Value Line Asset Allocation Fund, Inc.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 15 other retail front-end load and no-load mixed-asset target allocation growth funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) the Adviser’s financial results and condition, including the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to an investigation by the Securities and Exchange Commission in the matter of Value Line Securities, Inc.2, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), and a representation by Value Line, Inc. that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund outperformed the Performance Universe average and had approximately the same performance as the Lipper Index for the one-year period ended December 31, 2008. The Board also noted that the Fund outperformed both the Performance Universe average and the Lipper Index for the three-year, five-year and ten-year periods ended December 31, 2008.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was less than that of the Expense Group average and more than that of the Expense Universe average. Based on these factors, the Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

2 On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line Asset Allocation Fund, Inc.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that effective from March 1, 2009 to July 31, 2010, the Distributor agreed to waive a portion of the of the Fund’s Rule 12b-1 fee, thereby reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Fund’s average daily net assets. This is a contractual waiver, so that such waiver can not be changed without the Board’s approval during such period. With or without giving effect to this waiver, the Fund’s total expense ratio was less than that of the Expense Group average and more than that of the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Fund.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.

Value Line Asset Allocation Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended March 31, 2009, the Fund paid dividends to shareholders of $0.0681 per share from net investment income. For corporate taxpayers, 72.45% of the ordinary income distributions paid during the fiscal year ended March 31, 2009 qualify for the corporate dividends received deductions. During the fiscal year ended March 31, 2009, 100% of the ordinary income distributions are treated as qualified dividends. During the fiscal year ended March 31, 2009, the Fund distributed $2,266,302 of long-term capital gain to its shareholders.

Value Line Asset Allocation Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany Age 62	Director	Since 2008	Mutual Fund Marketing Director of Value Line Securities, Inc. (the “Distributor”).	None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age 53	Director	Since 2008	General Counsel, Archery Capital LLC (private investment fund).	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 77	Director (Lead Independent Director since 2008)	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 73	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 69	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 59	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser) since 2004; Senior Financial Adviser, Hawthorn, (2001-2004).	None

Value Line Asset Allocation Fund, Inc.

Management of the Fund

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age 54	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel Age 38	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2008; President of the Adviser since February 2009.

Howard A. Brecher Age 55	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line; Vice President of the Distributor and Secretary since June 2008; Secretary of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Emily D. Washington Age 30	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Asset Allocation Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Asset Allocation Fund, Inc.

[This Page Intentionally Left Blank.]

Value Line Asset Allocation Fund, Inc.

[This Page Intentionally Left Blank.]

Value Line Asset Allocation Fund, Inc.

[This Page Intentionally Left Blank.]

Value Line Asset Allocation Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its
Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2009 - $21,537

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2009 -$3,557

(d)	All Other Fees – None

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2006 were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2009 -$2,243

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

	(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 10, 2009